EXHIBIT 10.2
EXTENSION AGREEMENT

THIS AGREEMENT dated as of the 3rd day of February, 2010,

AMONG:
UNITED HYDROCARBON CORPORATION, a corporation formed under the laws of Ontario
- and -
EXCELARON LLC, a limited liability corporation formed under the laws of California
(“Excelaron”)
- and -
MOGUL ENERGY INTERNATIONAL, INC., a corporation formed under the laws of the State of Delaware
- and -
BARISAN ENERGY LIMITED, a corporation formed under the laws of the Commonwealth of Australia
- and -
AUSTRALIAN OIL COMPANY LIMITED, a corporation incorporated under the laws of the Commonwealth of Australia
- and -
WILLIAM DIVINE, an individual resident in the State of California
- and -
VESTA CAPITAL CORP., a corporation formed under the laws of Ontario
(each a “Party” and collectively, the “Parties”).

WHEREAS the Parties entered into a qualifying transaction agreement dated as of January 12, 2010 (the “QT Agreement”);

AND WHEREAS the Parties wish to amend one of the terms of the QT Agreement in accordance with the terms of the QT Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties hereby covenant and agree as follows:

ARTICLE 13
DEFINED TERMS

13.1	Capitalized Terms

All capitalized terms which are used herein without being specifically defined herein shall have the meanings ascribed thereto in the QT Agreement.

ARTICLE 14
EXTENSION

14.1	Deadline Date

Section 1.1 of the QT Agreement is hereby amended by deleting the following:

(w)	“Deadline Date” means January 29, 2010 or such other date as the Parties may, in writing agree;

And substituting the following therefor:

(w)	“Deadline Date” means February 17, 2010 or such other date as the Parties may, in writing agree;

ARTICLE 15
GENERAL

15.1	Future Reference to the QT Agreement

On and after the date of this Agreement, each reference in the QT Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the QT Agreement and each reference in any related document to the “QT Agreement”, “thereunder”, “thereof”, or words of like import referring to the QT Agreement shall mean and be a reference to the QT Agreement as amended hereby.

15.2	Confirmation of QT Agreement

The Parties hereto do hereby confirm and ratify the terms of the QT Agreement as amended by this Agreement.  The QT Agreement remains in full force and effect, unamended, except as otherwise expressly provided herein.

15.3	Governing Law

This Agreement shall be governed in all respects, including validity, interpretation and effect, by the Laws of the Province of Ontario and the Laws of Canada applicable therein. Each Party hereto irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.

15.4	Confidentiality

Any discussions in connection with the Qualifying Transaction in general, the QT Agreement, this Agreement and the Filing Statement in particular shall be treated by the Parties hereto as strictly confidential and shall not (without the prior consent of each of the other Parties hereto or as contemplated or provided herein) be disclosed by any Party hereto to any person other than a director, officer, employee, agent, shareholder or professional advisor or, in the case of Excelaron, a duly appointed manager, of or to that Party hereto with a need to know for purposes connected with the matters contemplated by this Agreement and then only on a confidential basis and also on the basis that the Party concerned will be liable for any breach of confidentiality by a person to whom it makes disclosure.

15.5	Assignment

Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party hereto without the prior written consent of each of the Parties hereto.

15.6	Further Assurances

Each Party hereto shall, from time to time, and at all times hereafter, at the request of the other Parties hereto, but without further consideration, do all such further acts and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent hereof.

15.7	Severability

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.8	Counterpart Execution

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

15.9	Third Party Beneficiary

This Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder.

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15.10	Investigation by Parties

No investigations made by or on behalf of any Party or any of its respective authorized agents at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation, warranty or covenant made by another Party in or pursuant to this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.

UNITED HYDROCARBON CORPORATION

Per:
Name: Ijaz Khan
Title: President

EXCELARON LLC

Per:
Name: Grant Jagelman
Title: President

MOGUL ENERGY INTERNATIONAL, INC.

Per:
Name: Naeem Tyab
Title: President

BARISAN ENERGY I\LIMITED

Per:
Name: Brian McGillivray
Title: Director

AUSTRALIAN OIL COMPANY LIMITED

Per:
Name: Grant Jagelman
Title: Managing Director

WITNESS:		)	WILLIAM DIVINE
)
Per:		)	Per:
	Name:	)		Name: William Divine
)

VESTA CAPITAL CORP.

Per:
Name: Harold M. Wolkin
Title: President & Director